UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

5th Floor, Harbour Place
P.O. Box 30464 SMB
103 South Church Street
George Town, Grand Cayman, KY1-1202 Cayman Islands
(Address of principal executive offices)

Registrant’s telephone number, including area code: (345) 946-5203

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 31, 2007, Garmin Ltd. issued a press release announcing its financial results for the fiscal third quarter ended September 29, 2007. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of Garmin Ltd. under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 31, 2007, Garmin Ltd. issued a press release announcing that Clifton A. Pemble was appointed as its President and Chief Operating Officer. Dr. Min H. Kao remains Chairman and Chief Executive Officer. A copy of the press release is attached as Exhibit 99.1.

Mr. Pemble, age 42, has served as a director of Garmin Ltd. since August 2004. He has served as a director and officer of various subsidiaries of Garmin Ltd. since August 2003. He has been Vice President, Engineering of Garmin International, Inc. since 2005. Previously, he was Director of Engineering of Garmin International, Inc. from 2003 to 2005, Software Engineering Manager of Garmin International, Inc. from 1995 to 2002 and a Software Engineer with Garmin International, Inc. from 1989 to 1995. Garmin International, Inc. is a subsidiary of Garmin Ltd.

Item 8.01. Other Events

On October 31, 2007, Garmin Ltd. issued a press release announcing that it intends to make an offer to acquire all the outstanding shares of Tele Atlas N.V. A copy of the press release is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description

99.1	Press Release dated October 31, 2007 (furnished pursuant to Item 2.02 and Item 5.02).

99.2	Press Release dated October 31, 2007 (furnished pursuant to Item 8.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: October 31, 2007	/s/ Andrew R. Etkind
Andrew R. Etkind General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 31, 2007

99.2	Press Release dated October 31, 2007